Filed pursuant to Rule 497(e)

File No. 33-34929

Prospectus

December 1, 2004

Western Asset Funds, Inc.

Western Asset Core Plus Bond Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS SUMMARY

General

Western Asset Funds, Inc. (“Western Asset Funds”) consists of the following portfolios: Western Asset U.S. Government Money Market Portfolio, Western Asset Money Market Portfolio, Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio. This prospectus relates to and offers Institutional Class shares of the Western Asset Core Plus Bond Portfolio (the “Portfolio”) only.

Manager and Advisers

Legg Mason Fund Adviser, Inc. (the “Manager”) serves as the investment manager to the Portfolio. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) serve as the investment advisers to the Portfolio as noted below. Western Asset and WAML are sometimes referred to as “Advisers.”

DESCRIPTION OF THE PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective and policies for the Portfolio are stated below. There is no assurance the Portfolio will meet its objective.

Western Asset Core Plus Bond Portfolio

Advisers:	Western Asset and WAML (non-U.S. dollar denominated portion of the Portfolio)
Objective:	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

■	U.S. Government obligations
■	corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
■	inflation-indexed securities
■	mortgage- and other asset-backed securities
■	obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations
■	fixed income securities of non-governmental U.S. or non-U.S. issuers
■	municipal obligations
■	variable and floating rate debt securities
■	commercial paper and other short-term investments
■	certificates of deposit, time deposits and bankers’ acceptances
■	loan participations and assignments
■	structured notes
■	repurchase agreements

In addition, the Portfolio may also:

■	invest up to 25% of its total assets in the securities of non-U.S. issuers
■	hold common stock or warrants received as the result of an exchange or tender of fixed income securities
■	invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
■	buy or sell securities on a forward commitment basis
■	lend its portfolio securities
■	engage in non-U.S. currency exchange transactions
■	engage in reverse repurchase agreements
■	borrow money for temporary or emergency purposes

The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

The average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole. Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years, although this may vary. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities.

The Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Adviser to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Adviser to be of comparable quality). The continued holding of securities downgraded below investment grade or, if unrated, determined by the Adviser to be of comparable quality, will be evaluated by the Adviser on a case-by-case basis. As a result, the Portfolio may from time to time hold debt securities that are rated below investment grade.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities, Non-U.S. Securities Risk, Risks Relating to Inflation-Indexed Securities, Borrowing Risk, Derivatives Risk, Liquidity Risk, Hedging Risk, Special Risks of High Yield Securities, Emerging Markets Risk and Currency Risk. Please see “Principal Risks” on pages 4 to 9 for a discussion of these and other risks.

PRINCIPAL RISKS

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in the Portfolio because: (1) the value of the investments it owns changes, sometimes rapidly and unpredictably; (2) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (3) unforeseen occurrences in the securities markets negatively affect the Portfolio.

The following risks apply to the Portfolio. You should read this section carefully before you invest in order to learn more about the Portfolio.

Interest Rate Risk

The Portfolio is subject to interest rate risk, which is the possibility that the rates of interest income generated by the Portfolio’s fixed income investments may decline due to a decrease in market interest rates and the market prices of the Portfolio’s fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk

The Portfolio is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated. In the event that NRSROs assign different ratings to the same security, the Portfolio’s Adviser will determine which rating it believes best reflects the security’s quality and risk at that time.

Moody’s Investors Service, Inc. considers debt securities rated Baa to have speculative characteristics. Debt securities rated below investment grade (i.e., securities rated below Baa/BBB) are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Portfolio reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. These securities typically entail greater potential price volatility and may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. These securities may be less liquid than higher-rated securities, which means the Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. When the Portfolio buys lower rated debt, the achievement of its goals depends more on the Advisers’ credit analysis than would be the case if the Portfolio were buying investment grade debt. Unrated securities of comparable quality share these risks.

Risks Relating to Inflation-Indexed Securities

The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Portfolio purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolio holds an inflation-indexed security, the Portfolio may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the Portfolio will not receive cash representing the increase at that time. As a result, the Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code of 1986, as amended. See “Tax Information.”

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Non-U.S. Securities Risk

Investments in non-U.S. securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Portfolio to pursue its rights against such government in that country’s courts. Some non-U.S. governments have defaulted on principal and interest payments.

In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Emerging Markets Risk

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also “Brady Bonds,” bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because the Portfolio may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investment. An investment in the Portfolio should be considered speculative.

Currency Risk

Because the Portfolio may invest in securities denominated in non-U.S. currencies, its value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, the Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See “Hedging Risk” below for more information.

Market Risk

The Portfolio may invest, directly or indirectly, its assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. The Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Borrowing Risk

When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile, and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s holdings. The Portfolio may take on borrowing risk or similar risks by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause the Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Portfolio’s return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which the Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause the Portfolio to experience a loss equal to any unamortized premium.

Derivatives Risk

The Portfolio may engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over the counter” derivatives). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolio. The Portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolio’s derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.

Hedging Risk

The decision as to whether and to what extent the Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Portfolio will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” As a result of the Portfolio’s investment policies, under certain market conditions the Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

Risks Associated with Other Policies the Portfolio May Pursue

In addition to the investment strategies described above, the Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolio’s Statement of Additional Information (“SAI”). The terms “debt,” “bonds” and “fixed income securities” are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times the Advisers may judge that market conditions make pursuing the Portfolio’s investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit the Portfolio’s losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Portfolio to miss out on investment opportunities, and may prevent the Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of the Portfolio’s assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

The Directors may change the Portfolio’s investment objective, investment strategies and other policies without shareholder approval.

PERFORMANCE INFORMATION

The following information provides some indication of the Portfolio’s risks. The charts show year-to-year changes in the performance of the Portfolio. The tables following the charts compare the Portfolio’s performance to that of a broad measure of market performance. Of course, the Portfolio’s past performance is not an indication of future performance.

Western Asset Core Plus Bond Portfolio

Calendar-Year Total Returns Institutional Class†

†Best quarter: Fourth quarter 2000: +4.59%

Worst quarter: Second quarter 1999: –1.12%

More recent return information: January 1, 2004 – June 30, 2004: 1.07%

Average Annual Total Returns for the periods ended December 31, 2003:

Western Asset Core Plus Bond Portfolio	1 Year	5 Years	Portfolio Inception (July 8, 1998)
Institutional Class—Return Before Taxes	9.48%	7.69%	7.68%
Institutional Class—Return After Taxes on Distributions	7.33%	5.08%	5.08%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	6.30%	4.94%	4.95%
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	4.10%	6.62%	6.87%	**

* The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed rate, publicly placed dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

** The average annual total return since inception shown for the Index is calculated from June 30, 1998.

After tax returns shown in the preceding table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) Plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other returns of the Portfolio for the same period due to an assumed tax benefit from any losses on a sale of shares at the end of the period.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Expenses are based on the Portfolio’s actual expenses for the fiscal year ended March 31, 2004. Expenses for the Portfolio reflect an expense waiver that is currently in effect.

The examples below the tables are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Your actual costs may be higher or lower.

Western Asset Core Plus Bond Portfolio

Institutional Class
Shareholder Fees
(Fees paid directly from your investment)	None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.41%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement/Waiver	(0.03)%
Net Expenses*	0.45%
Examples
1 Year	$ 49
3 Years	$154
5 Years	$269
10 Years	$604

* The Manager is contractually obligated to limit Portfolio expenses to the level shown through August 1, 2005.

MANAGEMENT OF THE PORTFOLIO

General

Western Asset Funds, Inc. is an open-end management investment company comprised of a variety of separate investment portfolios. Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990.

Board of Directors

There are currently eight Directors of the Western Asset Funds, one of whom is an “interested person” (as defined in the Investment Company Act) of the Western Asset Funds and six of whom are not “interested persons.” The names and business addresses of the Directors and officers of the Western Asset Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of the Portfolios” in the SAI.

Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the Portfolio and the Portfolio’s business affairs and other administrative matters.

Manager and Advisers

The Portfolio is managed by the Manager. The Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio, calculated as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. For its services during the fiscal year ended March 31, 2004, the Portfolio paid the Manager 0.41% of its average daily net assets (prior to any waivers or reimbursements).

The Manager is a Maryland corporation formed on January 20, 1982, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager’s address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolio. The Manager pays the fees of the Advisers.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in “Fees and Expenses” above, the Manager will pay the Portfolio’s Adviser(s) the entire management fee it receives from the Portfolio. To the extent that the Portfolio has multiple Advisers, the Manager will pay a management fee to each Adviser based on the respective portion of the Portfolio’s assets managed by such Adviser.

Western Asset. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $127.2 billion as of June 30, 2004. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAML were approximately $35.2 billion as of June 30, 2004. The address of WAML is 155 Bishopsgate, London, England EC2N3TY.

Expense Limitation

The Manager has, until August 1, 2005, contractually agreed to waive its fees and/or reimburse the Portfolio to the extent the Portfolio’s expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) exceed the annual rate described in the Fees and Expenses section. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause the Portfolio’s expenses to exceed the limit set forth in the Fees and Expenses section.

Portfolio Managers

Neither Western Asset nor WAML employs individual portfolio managers to determine the investments of the Portfolio. Instead, the day-to-day management of the Portfolio’s investments will be the responsibility of the Western Asset Investment Strategy Group or the WAML Investment Strategy Group, as the case may be.

Expenses

The Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser or other parties, including Directors’, auditing, legal, custodial and transfer agency fees.

PURCHASE OF SHARES

The Portfolio offers two classes of shares: Institutional Class and Financial Intermediary Class. This prospectus relates to and offers Institutional Class shares of the Portfolio only.

Initial Investment

Prior to or concurrent with the initial purchase of shares in the Portfolio, each investor must open an account for the Portfolio by completing and signing an Application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. Investors must invest in the aggregate at least $1 million in the portfolios of Western Asset Funds. Shares of the Portfolio may also be purchased by the Directors of the Portfolio and employees of Western Asset and WAML and their immediate families notwithstanding the foregoing requirement. The Portfolio reserves the right to revise the minimum investment requirement and may waive the requirement at its sole discretion.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the “Transfer Agent” or “BFDS”) prior to the close of regular trading on the New York Stock Exchange (the “Exchange”) (ordinarily 4:00 p.m., Eastern time) (“close of the Exchange”) will be effected at that day’s net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company

ABA #011-000-028

DDA #99046096

Legg Mason Institutional Funds [Western Asset Core Plus Bond Portfolio]

[Insert your account name and number]

The wire should state that the funds are for the purchase of the Institutional Class shares of the Portfolio and include the account name and number.

Dividends will begin to accrue on the first business day following the day payment in federal funds is received by the Transfer Agent.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. (See “Net Asset Value” below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

LMWW and its affiliates (including the Manager and the Advisers) may from time to time, at their own expense, make payments to financial intermediaries that sell Institutional Class shares of the Portfolio or to other parties in connection with the sale or servicing of such shares.

Any shares purchased or received as a distribution will be credited directly to the investor’s account.

Additional Investments

Additional investments may be made at any time at the relevant net asset value for the class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Portfolio and LMWW, the Portfolio’s Distributor, reserve the right, in their sole discretion, to request additional documents and information from investors in connection with purchase orders, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by the Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Portfolio). The Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Mutual funds are required to obtain and verify information that identifies investors opening new accounts. When you sign your account application, you may be asked to provide additional information in order for the Portfolio to verify your identity. If the Portfolio is unable to collect the required information, it may not be able to open your account. The Portfolio or LMWW may share identifying information with third parties for the purpose of verification. If the Portfolio or LMWW cannot verify identifying information after opening your account, the Portfolio reserves the right to restrict or close your account, to withhold monies, and to take such other actions as may be required by applicable law.

Shares of the Portfolio may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. The Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales appears evident. See “Exchange Privilege” Below.

Retirement Plans

Shares of the Portfolio are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See “Signature Guarantee” below. All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds

P.O. Box 17635

Baltimore, Maryland 21297-1635

REDEMPTION OF SHARES

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, Inc. at P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling Legg Mason Institutional Funds at 1-888-425-6432; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request “in good order”) before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day’s net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolio may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

1)	The number of shares or dollar amount to be redeemed and the investor’s shareholder account number;

2)	The investor’s name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3)	Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

4)	The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, the Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, as well as to take up to seven days to make payment upon redemption if the Portfolio could be adversely affected by immediate payment. Redemption proceeds may also be paid in-kind at the discretion of the Portfolio. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

The Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If the Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. The Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have “Signature Guaranteed” stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, non-U.S. banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”). The Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

■	Remitting redemption proceeds to any person, address or bank account not on record.
■	Making changes to the account registration after the account has been opened.
■	Transferring shares to another Portfolio with a different registration.

SYSTEMATIC WITHDRAWAL PLAN

Certain accounts may be eligible to make systematic withdrawals from the Portfolio. Contact Legg Mason Institutional Funds at 1-888-425-6432 to determine your account’s eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, it may not be in your interest to purchase additional shares of the Portfolio if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

EXCHANGE PRIVILEGE

Shareholders in the Portfolio may exchange their shares for Institutional Class shares of any of the other portfolios of Western Asset Funds, provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the portfolios of Western Asset Funds are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive trading activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive trading activity and in other circumstances where the Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege without notice to the extent permitted by applicable law, limit the amount or number of exchanges or reject any exchange.

Although shareholder transactions are monitored for certain patterns of excessive trading activity, there is no guarantee that the Portfolio or its agents will be able to detect excessive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, many purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Portfolio is generally not able to identify trading by a particular beneficial owner within an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the ability of the Portfolio or its agents to identify or terminate excessive trading activity. The techniques used by the Portfolio and its agents are not anticipated to identify all excessive trading.

For further information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Funds at 1-888-425-6432.

NET ASSET VALUE

Net asset value per share is determined daily for the Portfolio as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the Portfolio’s Institutional Class share price, the Portfolio’s assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Portfolio securities and other assets for which market quotations are readily available are valued at current market value as determined by pricing services, broker-dealer quotations or other approved methods. Money market instruments with remaining maturities of 60 days or less are generally valued at amortized cost. Unless certain unusual circumstances occur (including those described in the following paragraph), fixed income securities for which daily market quotations are not readily available will, to the extent appropriate under the circumstances, be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of investments quoted in non-U.S. currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine. Because of time zone differences, non-U.S. exchanges and securities markets and non-U.S. currency markets will usually be closed prior to the time of the closing of the Exchange. The principal markets for fixed income securities also generally close prior to the close of the Exchange. Consequently, values of non-U.S. investments and fixed income securities will be determined as of the earlier closing of such exchanges and markets. However, events affecting the values of such non-U.S. investments and fixed income securities may occasionally occur between the earlier closings of such exchanges and markets and the closing of the Exchange that will not be reflected in the computation of the net asset value. If an event that is likely, in the judgment of the Portfolio’s Valuation Committee, materially to affect the value of such investments occurs during such period, then such investments will be valued at fair value as determined in good faith by the Directors or persons acting at their direction. This will also be true of currency rates to the extent the Portfolio uses currency rates established prior to the close of the Exchange. In addition, if the Portfolio holds investments that are primarily listed on non-U.S. exchanges that trade on days when the Exchange is not open, the net asset value of the Portfolio’s shares may be subject to change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio declares as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of its net investment income since the prior business day’s dividend.

The Portfolio pays dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

1)	Receive both dividends and other distributions in Institutional Class shares of the Portfolio;

2)	Receive dividends in cash and other distributions in Institutional Class shares of the Portfolio;

3)	Receive dividends in Institutional Class shares of the Portfolio and other distributions in cash; or

4)	Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder’s Portfolio account in Institutional Class shares of the Portfolio at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

Reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Portfolio will receive all dividends and other distributions declared for that monthly cycle up to and including the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, up to and including the date of the redemption). An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying Legg Mason Institutional Funds in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

TAX INFORMATION

The Portfolio intends to qualify or continue to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis. Early each year, the Portfolio will notify its shareholders of the amount and tax status of distributions paid during the prior year.

Distributions from the Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio’s investment income and net short-term gains. Portfolio distributions of net capital gains (the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) and, in the case of shareholders who are individuals, distributions of investment income designated as derived from qualified dividend income will be taxable as long-term capital gain (generally at a maximum rate of 15% for non-corporate shareholders, through December 31, 2008), provided certain requirements are met. Because the Portfolio invests primarily in fixed income securities, it is not expected that any significant portion of distributions will be derived from qualified dividend income. If a dividend or distribution is made shortly after a shareholder purchases shares in the Portfolio, while in effect a return of capital to the shareholder, the dividend or distribution is taxable as described above.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situations.

The Portfolio’s investments in non-U.S. securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Portfolio’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to non-U.S. taxes. In addition, the Portfolio’s investments in non-U.S. securities or non-U.S. currencies may increase or accelerate the Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

In addition to income tax on the Portfolio’s distributions, any gain that results from a sale (other than by an IRA or other tax exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares generally will be treated as a sale of Portfolio shares for these purposes and any gain on those shares will generally be subject to federal income tax.

Investments in certain debt obligations, including obligations issued at a discount, may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus the Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of their investments on their particular tax situations (including possible liability for non-U.S., state and local taxes).

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s recent financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns represent the rate that an investor would have earned or lost on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been derived from the Portfolio’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Their report and the Portfolio’s financial statements are included in the Portfolio’s annual report to shareholders, which is available upon request.

		Investment Operations						Distributions
	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized and Unrealized Gain/(Loss) on Investments, Options, Futures, Swaps, and Foreign Currency Transactions		Total From Investment Operations		From Net Investment Income		From Net Realized Gain on Investments	Total Distributions
Western Asset Core Plus Bond Portfolio Institutional Class
Years Ended March 31,
2004	$10.40	$.37	A	$.55		$.92		$(.41)		$(.20)	$(.61)
2003	9.88	.51	A	.62		1.13		(.51)		(.10)	(.61)
2002	10.07	.56	A,B	.06	B	.62		(.54)		(.27)	(.81)
2001	9.48	.66	A	.59		1.25		(.66)		—	(.66)
2000	9.97	.55	A	(.37)		.18		(.67)		—	(.67)

				Ratios/Supplemental Data
		Net Asset Value, End of Year		Total Return		Expenses to Average Net Assets		Net Investment Income to Average Net Assets		Portfolio Turnover Rate	Net Assets, End of Year (in thousands)
Western Asset Core Plus Bond Portfolio Institutional Class
Years Ended March 31,
2004		$10.71		9.12%		.45	%A	3.6	%A	463.8%	$3,286,650
2003		10.40		11.78%		.45	%A	5.0	%A	422.6%	1,866,619
2002		9.88		6.34%		.45	%A	5.3	%A	590.7%	991,673
2001		10.07		13.73%		.46	%A	6.8	%A	432.8%	444,451
2000		9.48	A	1.95	%A	.50%		6.2%		315.9%	215,184

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WESTERN ASSET FUNDS, INC.

Investment Manager
Legg Mason Fund Adviser, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Custodian	Transfer Agent
State Street Bank and Trust Co.	Boston Financial Data Services
P.O. Box 1713	P.O. Box 953
Boston, Massachusetts 02105	Boston, Massachusetts 02103

Counsel
Ropes & Gray LLP
45 Rockefeller Plaza
New York, New York 10111

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Distributor
Legg Mason Wood Walker, Incorporated
100 Light Street
P.O. Box 1476
Baltimore, Maryland 21203-1476

For investors who want more information about Western Asset Funds, Inc., the following documents are available upon request:

Annual Reports

Annual and semi-annual reports provide additional information about the Portfolio’s investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Portfolio during the last fiscal year.

Statement of Additional Information

The SAI contains additional detailed information about the Portfolio and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of these materials, request other information about the Portfolio and make shareholder inquiries by calling 1-888-425-6432 or by visiting us on the Internet via www.westernassetfunds.com. Portfolio holdings of the Portfolio are available upon request by calling 1-888-425-6432.

Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Investors may also obtain information about the Portfolio by making an electronic request at: publicinfo@sec.gov or by writing to: SEC, Public Reference Section, Washington, D.C. 20549-0102. A fee will be charged for making copies.

The Investment Company Act file number for Western Asset Funds, Inc. is 811-06110.